SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2003 (June 9,2003)

MARSH SUPERMARKETS, INC.

(Exact name of registrant as specified in its charter)

Indiana	000-01532	35-0918179

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

9800 Crosspoint Boulevard
Indianapolis, Indiana	46256-3350

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 594-2100

Not Applicable

(Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
Ex-99 / Press Release

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
PRESS RELEASE

ITEM 9. REGULATION FD DISCLOSURE

     The following information is being furnished pursuant to Item 12 “Results of Operations and Financial Condition.” On June 9, 2003, Marsh Supermarkets, Inc. issued a press release announcing its fourth quarter and fiscal year end earnings results, the text of which is set forth in Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH SUPERMARKETS, INC.

Date: June 9, 2003

	By:	/s/ Douglas W. Dougherty
	Name: Title:	Douglas W. Dougherty Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

No.	Exhibit

99	Press release dated June 9, 2003.